FSS1 P1 0917

SUPPLEMENT DATED September 1, 2017

TO THE PROSPECTUS DATED SEPTEMBER 1, 2017

OF

Franklin GROWTH OPPORTUNITIES FUND

(a series of Franklin Strategic Series)

The prospectus is amended as follows:

The sixth paragraph in the prospectus under the heading “Franklin Growth Opportunities Fund – Fund Details – Management” on page 45 is replaced with the following:

The Fund pays Advisers a fee for managing the Fund’s assets. For the fiscal year ended April 30, 2017, Advisers agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, Advisers had contractually agreed to waive a portion of its investment management fee to the extent necessary to limit the effective management fee rate paid by the Fund to 0.46% through August 31, 2017. This fee waiver was not extended. The management fees before and after such waivers were 0.56% and 0.48%, respectively.

Please keep this supplement with your prospectus for future reference.